Supplement, dated February 1, 2006, to the Statement of Additional Information,
                              dated May 2, 2005, of
                        Seligman High Income Fund Series
                                on behalf of its
                          Seligman High-Yield Fund and
                    Seligman U.S. Government Securities Fund

Capitalized terms used but not defined in this Supplement have the meanings given to such terms in the Statement of Additional Information, dated May 2, 2005 (the "SAI") of Seligman High Income Fund Series.

The following information is added at the end of the section entitled "Investment Strategies and Risks" on page 5 of the SAI:

Exchange Traded Funds. The High-Yield Fund may invest in exchange traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent a basket of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The High-Yield Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy. If the High-Yield Fund invests in ETFs, shareholders would bear not only their proportionate share of the High-Yield Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.